Earnings Per Share	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Earnings Per Share
EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2013	2012	2011
Net income attributable to common shareowners:
Net income from continuing operations	$5,686	$4,847	$4,831
Net income from discontinued operations	35	283	148
Net income attributable to common shareowners	$5,721	$5,130	$4,979
Basic weighted average number of shares outstanding	901.0	895.2	892.3
Stock awards	14.1	11.4	14.5
Diluted weighted average number of shares outstanding	915.1	906.6	906.8
Earnings Per Share of Common Stock—Basic:
Net income from continuing operations	$6.31	$5.41	$5.41
Net income from discontinued operations	0.04	0.32	0.17
Net income attributable to common shareowners	6.35	5.73	5.58
Earnings Per Share of Common Stock—Diluted:
Net income from continuing operations	$6.21	$5.35	$5.33
Net income from discontinued operations	0.04	0.31	0.16
Net income attributable to common shareowners	6.25	5.66	5.49

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive. For 2013, there were no anti-dilutive stock awards excluded from the computation. For 2012, there were 4.7 million anti-dilutive stock awards excluded from the computation. For 2011, there were no anti-dilutive stock awards excluded from the computation. The dilutive impact of our equity units issued in 2012 was not significant for 2013.